UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2020

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:   001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 31, 2020, GWG Holdings, Inc. (the “Company”), GWG Life, LLC, a wholly owned subsidiary of the Company (“GWG Life”), and Bank of Utah, at trustee (the “Trustee”), entered into a Supplemental Indenture, dated as of December 31, 2020 (the “Supplemental Indenture”), to that certain Amended and Restated Indenture, dated as of October 23, 2017 (as amended, the “Indenture”), among the Company, GWG Life and the Trustee, providing for the issuance from time to time of up to $1.0 billion in aggregate principal amount of two new series of L Bonds (the “Liquidity Bonds”). The Liquidity Bonds will be offered and sold to accredited investors in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Regulation D under the Securities Act.

The Liquidity Bonds will be issued as part of the Company’s strategy to expand its exposure to a portfolio of loans collateralized by cash flows from illiquid alternative assets. Holders of alternative assets will be able to contribute their alternative assets to trusts that are part of the ExAlt PlanTM established by the Company’s subsidiary, The Beneficient Company Group, LP, in exchange for Liquidity Bonds. The Liquidity Bonds will be issued by GWG Life, as issuer, and guaranteed by the Company, will bear interest rates determined by the Company and the holders of the alternative assets being contributed and will generally have a maturity of four years from issuance. The Liquidity Bonds will be issued under the Indenture, and will rank pari passu with respect to payment on and collateral securing all of the Company’s other L Bonds issued under the Indenture

The Supplemental Indenture provides for the issuance of two series of Liquidity Bonds: Series A Liquidity Bonds and Series B Liquidity Bonds. The Company expects an exchange of alternative assets for Series A Liquidity Bonds will be treated as a non-taxable exchange for U.S. federal and state income tax purposes, and that an exchange of alternative assets for Series B Liquidity Bonds will be treated as a taxable exchange for U.S. federal and state income tax purposes. In addition to interest payments, holders of Series A Liquidity Bonds will be entitled to an annual, cash participation payment of up to 1.5% of the principal amount of their Series A Liquidity Bonds subject to GWG Life having net taxable income in a given year, prorated for the portion of such year that the holder owned the Series A Liquidity Bond. To the extent that the net taxable income of GWG Life is insufficient to provide holders of Series A Liquidity Bonds with the full participation payment for any given year, such shortfall shall carry forward and be payable from net taxable income earned by GWG Life in subsequent years.

Six months after the issuance date of a Liquidity Bond, the holder may elect to exchange the Liquidity Bond, at the beginning of each month and upon 30 days’ prior written notice to the Company, for that number of shares of the Company’s common stock (the “GWG Common Stock”) as determined by dividing the entire outstanding principal balance and accrued but unpaid interest of the Liquidity Bond by the Exchange Price (as defined below) or, at the Company’s election, common securities of a subsidiary of the Company (the “Subsidiary Common Securities”) if they are publicly traded on a national securities exchange, by dividing the entire outstanding principal balance and accrued but unpaid interest of the Liquidity Bond by the Subsidiary Common Securities Exchange Price (as defined below). For purposes of the Supplemental Indenture, (i) the Exchange Price will be set at a premium to the closing price of the GWG Common Stock on the Nasdaq Stock Market on the last trading day prior to the execution and delivery of the binding agreement for issuance of the Liquidity Bond, and (ii) the Subsidiary Common Securities Exchange Price will be based on the Exchange Price multiplied by the exchange ratio of GWG Common Stock to the Subsidiary Common Securities issued in connection with any transaction in which GWG Common Stock is converted into, or exchanged for, Subsidiary Common Securities, or if there is no conversion or exchange, the Subsidiary Common Securities Exchange Price will be determined by the Company’s board of directors in good faith taking into account differences in capital structure and related matters between the Company and the issuer of such Subsidiary Common Securities.

The Liquidity Bonds are payable in cash at maturity; provided that the Liquidity Bonds may be paid at maturity (in GWG Life’s sole discretion) in GWG Common Stock (at the Exchange Price) or Subsidiary Common Securities if they are publicly traded on a national securities exchange (at the Subsidiary Common Security Exchange Price), or a combination of cash and GWG Common Stock or Subsidiary Common Securities.

GWG Life may call and redeem the entire outstanding principal balance and accrued but unpaid interest of any or all of the Liquidity Bonds for cash at any time without penalty or premium. Liquidity Bond holders will have no right to require GWG Life to redeem any Liquidity Bond prior to maturity.

The foregoing summary of the terms of the Supplemental Indenture and the Liquidity Bonds is qualified in its entirety by the full text of the Supplemental Indenture (including the form of Series A Liquidity Bonds and Series B Liquidity Bonds attached as exhibits thereto), which is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of December 31, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: January 7, 2021	By:	/s/ Timothy Evans
	Name:	Timothy Evans
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
4.1	Supplemental Indenture, dated as of December 31, 2020

4